Premises and Equipment - Year-End Premises and Equipment (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Property Plant And Equipment Estimated Useful Lifes [Line Items]
Land and land improvements	$ 1,679	$ 1,679
Buildings	5,792	5,776
Furniture, fixtures and equipment	2,858	2,867
Premises and equipment, gross	10,329	10,322
Less: accumulated depreciation	(5,012)	(4,788)
Premises and equipment, net	$ 5,317	$ 5,534